Condensed Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	3 Months Ended
	Mar. 31, 2015	Mar. 31, 2014
Revenue:
Gross revenue	$ 503,366	$ 476,544
Reimbursable expenses	(115,135)	(126,910)
Net revenue	388,231	349,634
Costs and expenses:
Direct costs	228,078	216,140
Selling, general and administrative expense	79,555	78,948
Depreciation and amortization	13,925	11,548
Total costs and expenses	321,558	306,636
Income from operations	66,673	42,998
Interest income	276	348
Interest expense	(279)	(257)
Income before provision for income taxes	66,670	43,089
Provision for income taxes	(10,801)	(6,894)
Net income	$ 55,869	$ 36,195
Net income per Ordinary Share:
Basic	$ 0.93	$ 0.59
Diluted	$ 0.90	$ 0.57
Weighted average number of Ordinary Shares outstanding:
Basic	60,281,059	61,776,643
Diluted	61,856,347	63,225,797